UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 21, 2010
EOS Preferred Corporation
(Exact Name of Registrant as Specified in Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	000-25193 (Commission File Number)	04-3439366 (IRS Employer Identification No.)
1271 Avenue of the Americas
46th Floor
New York, New York 10020
(Address of Principal Executive Offices)
(212) 377-1503
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01.	Regulation FD Disclosure.
On September 14, 2010, EOS Preferred Corporation (the “Company”) filed a Current Report on Form 8-K (the “September Form 8-K”) relating to the non-objection by The Office of Thrift Supervision (the “OTS”) of a one-time payment of dividends. As reported in the September Form 8-K, on September 9, 2010, the OTS issued a non-objection (the “OTS Non-objection”) to the declaration and one-time payment of dividends required to preserve the Company’s status as a real estate investment trust (“REIT”) for 2009, provided such dividends were declared by September 14, 2010, but not paid before December 15, 2010 or after December 31, 2010. Accordingly, the Board of Directors of the Company (the “Board of Directors”) declared on September 13, 2010, a dividend payable to holders of its 8.50% Non-Cumulative Exchangeable Preferred Stock, Series D (the “Series D preferred stock”) of record as of October 29, 2010, and to be paid on December 15, 2010, as reported in the September Form 8-K.
The Board of Directors has in the past declared dividends for the quarter ended September 30 to be payable on October 15. As reported in the September Form 8-K, however, the OTS Non-objection required that the dividends for the quarter ended September 30 which were declared on September 13, 2010, be paid no earlier than December 15, 2010. In accordance with the OTS Non-objection, the Board did not declare any dividends to be payable on October 15, 2010.
The OTS has not approved or provided a non-objection to any further dividend distributions. There can be no assurance that approval or non-objection for the payment of future dividends will be received from the OTS or when or if such OTS approval requirement will be removed. Furthermore, any future dividends on the Series D preferred stock will be payable only when, as and if declared by the Board of Directors. The terms of the Series D preferred stock provide that dividends on the Series D preferred stock are not cumulative and if no dividend is declared for a quarterly dividend period, the holders of the Series D preferred stock will have no right to receive a dividend for that period, and the Company will have no obligation to pay a dividend for that period, whether or not dividends are declared and paid for any future period.
In order to continue to qualify as a REIT, under the Internal Revenue Code of 1986, as amended, the Company generally is required each year to distribute to its stockholders at least 90% of its net taxable income, excluding net capital gains. As a REIT, the Company generally is not required to pay federal income tax if it continues to meet this and a number of other requirements. If the OTS fails to remove the requirement for approval and does not grant further approval or non-objection to the Company to pay dividends to its stockholders in an amount necessary to maintain the Company’s REIT qualification for 2010, the Company will fail to qualify as a REIT and, as a result, will be subject to federal income tax.

Forward-Looking Statements
This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
Those forward-looking statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. Forward-looking statements should not be unduly relied upon because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of the Company.
Such risks, uncertainties and other factors include, but are not limited to: limitations by regulatory authorities on the Company’s ability to implement its business plan and restrictions on its ability to pay dividends; the risk that the failure of the Company to maintain its status as a REIT would result in the Company being subject to federal income tax, including any applicable alternative minimum tax and excise tax; the risk that the Company could be disqualified from treatment as a REIT for the four taxable years following the year during which qualification was lost; further regulatory limitations on the business of Aurora Bank that are applicable to the Company; the risk that a decline, or a perceived decline, in Aurora Bank’s capital situation may result in the Series D preferred stock being subject to an automatic exchange into preferred shares of Aurora Bank; the risk that Aurora Bank’s capital ratios may fall below certain specified levels and that Aurora Bank may be forced to merge with or be acquired by another entity or begin voluntary dissolution; the risk that the Series D preferred stock will in the future be delisted from The NASDAQ Stock Market or will otherwise cease to trade on The NASDAQ Stock Market; the risk that the Series D preferred stock may not otherwise retain value and/or liquidity; the risk that the Company may not have adequate cash available, including as a result of the Company being subject to federal income tax, to pay dividends with respect to the Series D preferred stock; negative economic conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the credit quality of the Company’s loan portfolios (the degree of the impact of which is dependent upon the duration and severity of these conditions); the level and volatility of interest rates; changes in consumer, investor and counterparty confidence in, and the related impact on, financial markets and institutions; legislative and regulatory actions which may adversely affect the Company’s business and economic conditions as a whole; the impact of litigation and regulatory investigations; various monetary and fiscal policies and regulations; changes in accounting standards, rules and interpretations and the impact on the Company’s financial statements; changes in the nature and quality of the types of loans held by the Company; and risks relating to the Company’s business discussed in its filings with the Securities and Exchange Commission.
These risks, uncertainties and other factors may cause the actual results, performance or achievements of the Company to be materially different from the anticipated future results, performance or achievements that are expressed or implied by the forward-looking statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS Preferred Corporation (Registrant)
Date: October 21, 2010	By:	/s/ Thomas O’Sullivan
Thomas O’Sullivan
President